                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 16, 2004

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

             BERMUDA                001-31909            NOT APPLICABLE
  (State or other jurisdiction     (Commission     (I.R.S. Aspen Insurance U.S.
        of incorporation)          File Number)          Services, Inc.
                                                        Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On December 13, 2004, Aspen Insurance Holdings Limited accepted the resignation of Peter Coghlan, President and Chief Executive Officer of Aspen
Specialty Insurance Company ("Aspen Specialty"), a wholly-owned U.S. subsidiary.
Mr. Coghlan resigned following his admission that he misstated his educational credentials in U.S. insurance regulatory submissions. Chris Maciejewski has been appointed President of Aspen Specialty and will assume Mr. Coghlan's responsibilities effective immediately. Mr. Maciejewski has served as Executive
Vice President of Aspen Specialty Insurance Management Inc. and Chief Casualty
Underwriter of Aspen Specialty since 2003.

         In connection with the resignation of Peter Coghlan, Aspen Insurance
U.S. Services, Inc. ("Aspen Services"), a wholly-owned subsidiary of Aspen
Insurance Holdings Limited, and Mr. Coghlan entered into a Separation Agreement dated December 13, 2004 (the "Separation Agreement"), which has been attached as
Exhibit 99.1 to this Form 8-K. The parties to the Separation Agreement have agreed the following principal terms:

         o        As of the close of business on December 13, 2004 (the
                  "Termination Date"), Peter Coghlan simultaneously resigned from all positions he held with Aspen Services and its
                  affiliates, including Aspen Specialty, and his Employment
                  Agreement with Aspen Services dated as of June 21, 2003 was terminated.

         o        Peter Coghlan will receive as severance pay an amount of
                  $33,333.34 per month, less applicable withholdings, for twelve months, which in total represents Mr. Coghlan's annual base salary (not including the value of any other benefits).

         o        In accordance with the terms of Aspen Insurance Holdings
                  Limited's 2003 Share Incentive Plan and Nonqualified Share
                  Option Agreement (collectively, the "Option Agreements"),
                  Peter Coghlan had a total of 29,200 vested stock options. Mr.
                  Coghlan will not be entitled to receive any additional vested stock options under the Option Agreements.

         o        Peter Coghlan is eligible to continue participation in health and dental insurance plans until December 31, 2005, if he so elects, with premiums paid by Aspen Services.

         o        In accordance with Peter Coghlan's election under Aspen
                  Services Supplemental Executive Retirement Plan (the "SERP"),
                  Peter Coghlan's current benefit under the SERP shall be paid in 10 annual instalments (in accordance with the provisions of the SERP), with the first payment to be made as soon as
                  administratively practical, subject to certain conditions, in which case Mr. Coghlan's SERP benefits would be payable in a lump sum within 90 days following termination of the plan.

         o        In consideration for the benefits that Mr. Coghlan is
                  receiving, the Separation Agreement provides for a 12-month non-competition covenant applicable to Mr. Coghlan. In
                  addition, the Separation Agreement contains a twelve-month employee non-solicitation covenant. Mr. Coghlan also agreed to a confidentiality covenant.

         o        The Separation Agreement also contains mutual release
                  provisions.

ITEM 7.       REGULATION FD DISCLOSURE

           On December 13, 2004, Aspen Insurance Holdings Limited issued a press release announcing that it had accepted the resignation of Peter Coghlan,
President and Chief Executive Officer of Aspen Specialty Insurance Company, a
wholly-owned subsidiary, which has been attached as Exhibit 99.2 to this Form
8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

           (c)   The following exhibit is furnished as part of this report:

                          99.1    Separation Agreement between Peter Coghlan and
                                  Aspen Insurance U.S. Services, Inc., dated
                                  December 13, 2004.
                          99.2    Press Release of the Registrant, dated
                                  December 13, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASPEN INSURANCE HOLDINGS LIMITED
                                                     (Registrant)

Dated: December 16, 2004                  By: /s/ Julian Cusack
                                              ------------------------------
                                              Name: Julian Cusack
                                              Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                                DESCRIPTION
--------------  ----------------------------------------------------------------
99.1            Separation Agreement dated December 13, 2004 between Peter
                Coghlan and Aspen Insurance U.S. Services, Inc.
99.2            Press Release of the Registrant dated December 13, 2004.

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